                                                                    Exhibit 10.4

                              AMENDMENT NUMBER TWO
                                     to the
                  MASTER REPURCHASE AGREEMENT (2007 WHOLE LOAN)
                             Dated as of May 9, 2007
                                      AMONG
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           NFI REPURCHASE CORPORATION,
                           NMI REPURCHASE CORPORATION,
                             HOMEVIEW LENDING, INC.,
                          NMI PROPERTY FINANCING, INC.,
                            NFI HOLDING CORPORATION,
                            NOVASTAR FINANCIAL, INC.
                                       AND
                             NOVASTAR MORTGAGE, INC

     AMENDMENT NUMBER TWO ("Amendment Number Two"), dated as of April 30, 2008, by and among Wachovia Bank, National Association, as buyer and agent (in its capacity as buyer, the "Buyer" and in its capacity as agent, the "Agent"), NFI
Repurchase Corporation ("NFI Repurchase"), NMI Repurchase Corporation ("NMI
Repurchase"), HomeView Lending, Inc. ("HVL") and NMI Property Financing, Inc.
("NovaStar Asset" together with NFI Repurchase, NMI Repurchase and HVL each a
"Seller" and collectively, jointly and severally, the "Sellers") NovaStar
Financial, Inc. ("NFI"), NFI Holding Corporation ("NFI Holding"), NovaStar
Mortgage, Inc. ("NMI" together with HVL, NFI and NFI Holding, each a "Guarantor"
and collectively, jointly and severally, the "Guarantors") to the Master
Repurchase Agreement (2007 Non- Investment Grade Securities), dated as of May 9,
2007, (as amended, the "Master Repurchase Agreement"), among the Buyer, Sellers and Guarantors.

                                    RECITALS

     WHEREAS, Buyer, the Sellers, the Guarantors and the Agent have agreed to amend the Master Repurchase Agreement pursuant to the terms and conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase
Agreement.

     SECTION 2. Amendments. Effective as of the date hereof, the Master
Repurchase Agreement is hereby amended as follows:

          (a) Section 27 (i) is hereby modified by deleting the reference to
     "May

Amendment No.2 to the Master Repurchase Agreement (Whole Loan)

     8, 2008" therein and replacing it with "May 29, 2008".

     SECTION 3. Conditions Precedent. This Amendment Number Two shall become effective only when:

          (a) this Amendment Number Two is executed and delivered by duly authorized officers of each of Buyer, Seller, Guarantors and Agent;

          (b) Buyer shall have received all fees and other amounts due and payable on or prior to the date hereof, including reimbursement of all out-of pocket expenses required to be reimbursed or paid by Seller hereunder or any other Program Document;

          (c) Any other deliverable due as the date hereof to Buyer; and

          (d) Buyer has received any other documents as the Buyer or counsel to the Buyer may reasonably request.

     SECTION 4. Governing Law. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN
ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 5. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 6. Costs. Sellers shall promptly reimburse Buyer for all out-ofpocket costs and expenses of Buyer in connection with the preparation, execution and delivery of this Amendment Number Two (including, without limitation, the fees and expenses of counsel for Buyer).

     SECTION 7. Limited Effect. Except as amended hereby, the Master Repurchase
Agreement shall continue in full force and effect in accordance with its respective terms. Reference to this Amendment Number Two need not be made in the
Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference therein to the Master Repurchase Agreement, being sufficient to refer to the Master Repurchase Agreement, as amended thereby. Sellers shall be responsible for all costs associated with this Amendment Number Two.

                            [SIGNATURE PAGE FOLLOWS]

Amendment No.2 to the Master Repurchase Agreement (Whole Loan)

     IN WITNESS WHEREOF, Sellers, Buyer, Agent and Guarantors have caused their names to be signed to this Amendment Number Two by their respective officers thereunto duly authorized as of the date first above written.

                                       NFI REPURCHASE CORPORATION,
                                       as a Seller

                                       By:  /s/ Rodney E. Schwatken
                                          --------------------------------------
                                       Title:  SVP, Chief Financial Officer and
                                               Secretary

                                       NMI REPURCHASE CORPORATION,
                                       as a Seller

                                       By:  /s/ Rodney E. Schwatken
                                          --------------------------------------
                                       Title:  SVP, Chief Financial Officer and
                                               Secretary

                                       HOMEVIEW LENDING, INC.,
                                       as a Seller

                                       By:  /s/ Rodney E. Schwatken
                                          --------------------------------------
                                       Title:  SVP, Chief Financial Officer and
                                               Secretary

                                       NMI PROPERTY FINANCING, INC.,
                                       as a Seller

                                       By:  /s/ Rodney E. Schwatken
                                          --------------------------------------
                                       Name:  Rodney E. Schwatken
                                       Title:  SVP, Chief Financial Officer and
                                               Secretary

Amendment No.2 to the Master Repurchase Agreement (Whole Loan)

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, as Buyer and Agent

                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:  Andrew W. Riebe
                                       Title:  Director

Amendment No.2 to the Master Repurchase Agreement (Whole Loan)

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as a Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NOVASTAR FINANCIAL, INC., as a Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

NOVASTAR MORTGAGE INC., as a Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

HOMEVIEW LENDING, INC., as a Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:  Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and
        Secretary

Amendment No.2 to the Master Repurchase Agreement (Whole Loan)